Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 333-43389, 33-09559 and 033-79996).


/s/ Arthur Andersen
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(Arthur Andersen LLP)

New York, New York
March 25, 1999